NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

STATE OF TEXAS	§
MEMORANDUM OF IN-SITU URANIUM MINING LEASE
AND SURFACE USE AGREEMENT
COUNTY OF BEE	§

     This Memorandum of In-Situ Uranium Mining Lease and Surface Use Agreement (hereafter “Lease”) made this 21 day of February , 2012 by and between Thomson-Barrow Corporation, a Texas corporation whose address is 6363 Woodway Dr., Suite 630, Houston, Texas 77057 (“Lessor”, whether one or more), Burke Hollow Corporation, whose address is 6363 Woodway Dr., Suite 630, Houston, Texas 77057 (“Surface Owner” under leased Premises), whether one or more) and Uranium Energy Corp., a Nevada Corporation authorized to conduct business in Texas whose address is 500 N. Shoreline Blvd., Suite 800N, Corpus Christi, Texas 78471, including its successors and assigns, hereinafter called “Lessee.” (“Lessee”).

WITNESSETH:

     Lessor and Lessee have this day entered into an In-Situ Uranium Lease and Surface Use Agreement (the “Lease”) covering the following described lands located in Bee County, Texas (the “Lands”) to wit:

17,510.63 acres of land, more or less, located in Bee County, Texas, and being more particularly described in Attached Exhibit “A”

     The Lease provides for a five (5) year primary term. Lessor and Surface Owner grant to Lessee the exclusive right of entering upon and conducting mining exploration and related operations upon, over and across the lands, together with all privileges necessary, useful or convenient in connection therewith and Lessor herein grants, leases and lets unto Lessee, all rights and privileges under the Lease covering all of Lessor’s mineral interests in, to and under all of the lands, subject to the terms and conditions set forth more fully in the Lease.

     Lessor, Surface Owner and Lessee are executing this Memorandum of In-Situ Solution Mining Lease and Surface Use Agreement for the purpose of placing the same of record in Bee County, Texas to give constructive notice of all of the terms of the Lease in lieu of recording the Lease in its entirety.

IN WITNESS WHEREOF, this Lease is executed as of the day and year first above written.

	LESSOR		SURFACE OWNER
	THOMSON-BARROW CORPORATION		BURKE HOLLOW CORPORATION

By:	“Kenneth T. Barrow”	By:	“Kenneth T. Barrow”
	Kenneth T. Barrow, President		Kenneth T. Barrow, President
LESSEE
URANIUM ENERGY CORP.

By:	“Harry Anthony”
Harry Anthony, as Chief Operating Officer

ACKNOWLEDGEMENTS

STATE OF TEXAS	§
COUNTY OF HARRIS	§

     This instrument was acknowledged before me on the 21 day of February, 2012 by THOMSON-BARROW CORPORATION, Kenneth T. Barrow, President.

“Amy Goodwin”
Notary Public For The State Of Texas

STATE OF TEXAS	§
COUNTY OF HARRIS	§

     This instrument was acknowledged before me on the 21 day of February, 2012 by BURKE HOLLOW CORPORATION, Kenneth T. Barrow, President.

“Amy Goodwin”
Notary Public For The State Of Texas

STATE OF TEXAS	§
COUNTY OF NUECES	§

     This instrument was acknowledged before me on the 27th day of February, 2012 by URANIUM ENERGY CORP., Harry Anthony, as Chief Operating Officer.

“Robert W. Gaston”
Notary Public For The State Of Texas

EXHIBIT “A”
to
MEMORANDUM OF
IN-SITU SOLUTION MINING LEASE
AND SURFACE USE AGREEMENT

ATTACHED TO AND MADE A PART OF THAT CERTAIN IN-SITU SOLUTION MINING LEASE AND SURFACE USE AGREEMENT BY THOMSON-BARROW CORPORATION AND BURKE HOLLOW CORPORATION, AS GRANTOR, AND URANIUM ENERGY CORP., AS GRANTEE

PREMISES DESCRIPTION

17,510.63 ACRES OF LAND, more or less, being comprised of Blocks Two, Three and Four as described in that certain Partition of the Laura Driscoll Thomson Estate Ranch of 29,337.04 acres out of the Miguel de los Santos Survey, A-64, the John Roache Survey, A-60, the Garrett Roache Survey, A-59,the William Burke Survey, A-9, the John, Michael and Martin Tool Survey, A-67, the Maximo Gomez Survey, A-25, the J.M. Castillo Survey, A-14, the Saragossa Irrigation and Manufacturing Co. Survey, A-1250 and the Patrick Downey Survey, A-20 in BeeCounty, Texas. Map of said Partition being recorded in Volume 2, Page 49 of the Map Records of Bee County, Texas

FILED AND RECORDED		STATE OF TEXAS		COUNTY OF BEE
OFFICIAL PUBLIC RECORDS

       I hereby certify that this instrument was filed on the date and time stamped hereon by me and was duly recorded in the volume and page of the Official Public Records of Bee Counts/ Texas stamped hereon by me.

On: Sep 20, 2012 at 01:28P

Document Number:	178374
			Sep 20, 2012
Amount	24.00		Mirella Escamilla Davis
			Bee Counts Clerk Bee Counts. Texas
Mirella Escamilla Davis
Bee Counts Clerk
By		By	Anna Trevino	Deputy
Theresa Del Bosque, Deputy
Bee County